                                                              EXHIBIT (i)(2)(g)

                                ADDENDUM NO. 34

                                      TO

                         SERVICE AND EXPENSE AGREEMENT
                                     among
                        AMERICAN HOME ASSURANCE COMPANY
           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           AIG RISK MANAGEMENT, INC.
               BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                    COMMERCE AND INDUSTRY INSURANCE COMPANY
                   DELAWARE AMERICAN LIFE INSURANCE COMPANY
                          AIG LIFE INSURANCE COMPANY
           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
              THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                        PACIFIC UNION ASSURANCE COMPANY
                            AIU NORTH AMERICA, INC.
                             AIU INSURANCE COMPANY
                   AMERICAN INTERNATIONAL INSURANCE COMPANY
         AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                       AIG HAWAII INSURANCE COMPANY INC.
           AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
               AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                         NORTH AMERICAN MANAGERS, INC.
                        AMERICAN LIFE INSURANCE COMPANY
                     AIG NATIONAL INSURANCE COMPANY, INC.
                           AIG CLAIM SERVICES, INC.
              AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
            AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                            AIG EQUITY SALES CORP.
                   AMERICAN PACIFIC INSURANCE COMPANY, INC.
                               A.I. CREDIT CORP.
                          LEXINGTON INSURANCE COMPANY
                          LANDMARK INSURANCE COMPANY
                     NEW HAMPSHIRE INDEMNITY COMPANY, INC.
                        AIG ANNUITY INSURANCE COMPANY,
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
             AMERICAN INTERNATIONAL INSURANCE COMPANY OF DELAWARE
                          MINNESOTA INSURANCE COMPANY
                STARR EXCESS LIABILITY INSURANCE COMPANY, LTD.
                      AMERICAN GENERAL ASSURANCE COMPANY
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
                  AMERICAN GENERAL PROPERTY INSURANCE COMPANY
                           MERIT LIFE INSURANCE CO.
                USLIFE CREDIT LIFE INSURANCE COMPANY OF ARIZONA
                          YOSEMITE INSURANCE COMPANY
     SUNAMERICA FINANCIAL, A DIVISION OF SUNAMERICA LIFE INSURANCE COMPANY
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                       2929 ALLEN PARKWAY VENTURE, L.P.
                    AIG FIXED ANNUITY MARKETING GROUP, INC.
                         AMERICAN ATHLETIC CLUB, INC.
                 AMERICAN GENERAL ANNUITY SERVICE CORPORATION
                    AMERICAN GENERAL ASSIGNMENT CORPORATION
              AMERICAN GENERAL ASSIGNMENT CORPORATION OF NEW YORK
                 AMERICAN GENERAL BANCASSURANCE SERVICES, INC.
                         AMERICAN GENERAL CORPORATION
                      AMERICAN GENERAL DISTRIBUTORS, INC.
                     AMERICAN GENERAL FINANCE CORPORATION
                        AMERICAN GENERAL FINANCE, INC.
                   AMERICAN GENERAL FINANCIAL SERVICES, INC.
                    AMERICAN GENERAL GATEWAY SERVICES, LLC
               AMERICAN GENERAL INTERNATIONAL INVESTMENTS, INC.
                     AMERICAN GENERAL LIFE COMPANIES, LLC
                AMERICAN GENERAL REALTY INVESTMENT CORPORATION
                           KNICKERBOCKER CORPORATION
                             PAVILIONS CORPORATION
                        VALIC FINANCIAL ADVISORS, INC.

                       VALIC RETIREMENT SERVICES COMPANY
                              VALIC TRUST COMPANY
                    AIG GLOBAL REAL ESTATE INVESTMENT CORP.
         AIG RETIREMENT SERVICES, INC. (FORMERLY AIG SUNAMERICA INC.)
                      AMERICAN GENERAL INDEMNITY COMPANY
              AMERICAN GENERAL INVESTMENT ADVISORY SERVICES, INC.
            AMERICAN GENERAL PROPERTY INSURANCE COMPANY OF FLORIDA
       AIG SUNAMERICA ASSET MANAGEMENT CORP. (FORMERLY SUNAMERICA ASSET
                               MANAGEMENT CORP.)
                         SUNAMERICA INVESTMENTS, INC.
                       SUNAMERICA LIFE INSURANCE COMPANY
                           AUDUBON INDEMNITY COMPANY
                           AUDUBON INSURANCE COMPANY
              NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA
                          AGC LIFE INSURANCE COMPANY
          THE HARTFORD STEAM BOILER INSPECTION AND INSURANCE COMPANY
                     AIG SYSTEMS SOLUTIONS PRIVATE LIMITED
                   AMERICAN GENERAL SECURITIES INCORPORATED
                 AMERICAN GENERAL EQUITY SERVICES CORPORATION
                       AIG CENTENNIAL INSURANCE COMPANY
                        AIG INDEMNITY INSURANCE COMPANY
                        AIG PREFERRED INSURANCE COMPANY
                         AIG PREMIER INSURANCE COMPANY
                      BAYSIDE CASUALTY INSURANCE COMPANY
                   AIG LIFE INSURANCE COMPANY OF PUERTO RICO
                           AGLA SERVICES COMPANY LLC

                                      and
                      AMERICAN INTERNATIONAL GROUP, INC.

   The Service and Expense Agreement originally incepted February 1, 1974 and to which the entities named above are parties (the "Agreement") is hereby amended effective September 1, 2003, in the following respects:

   1. The title of the Agreement is hereby amended to read in its entirety as follows:

                         SERVICE AND EXPENSE AGREEMENT
                                     among
                        AMERICAN HOME ASSURANCE COMPANY
           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           AIG RISK MANAGEMENT, INC.
               BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                    COMMERCE AND INDUSTRY INSURANCE COMPANY
                   DELAWARE AMERICAN LIFE INSURANCE COMPANY
                          AIG LIFE INSURANCE COMPANY
           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
              THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                        PACIFIC UNION ASSURANCE COMPANY
                            AIU NORTH AMERICA, INC.
                             AIU INSURANCE COMPANY
                   AMERICAN INTERNATIONAL INSURANCE COMPANY
         AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                       AIG HAWAII INSURANCE COMPANY INC.
           AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
               AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                         NORTH AMERICAN MANAGERS, INC.
                        AMERICAN LIFE INSURANCE COMPANY
                     AIG NATIONAL INSURANCE COMPANY, INC.
                           AIG CLAIM SERVICES, INC.
              AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
            AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                            AIG EQUITY SALES CORP.
                   AMERICAN PACIFIC INSURANCE COMPANY, INC.
                               A.I. CREDIT CORP.
                          LEXINGTON INSURANCE COMPANY
                          LANDMARK INSURANCE COMPANY
                     NEW HAMPSHIRE INDEMNITY COMPANY, INC.

                        AIG ANNUITY INSURANCE COMPANY,
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
             AMERICAN INTERNATIONAL INSURANCE COMPANY OF DELAWARE
                          MINNESOTA INSURANCE COMPANY
                STARR EXCESS LIABILITY INSURANCE COMPANY, LTD.
                      AMERICAN GENERAL ASSURANCE COMPANY
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
                  AMERICAN GENERAL PROPERTY INSURANCE COMPANY
                           MERIT LIFE INSURANCE CO.
                USLIFE CREDIT LIFE INSURANCE COMPANY OF ARIZONA
                          YOSEMITE INSURANCE COMPANY
     SUNAMERICA FINANCIAL, A DIVISION OF SUNAMERICA LIFE INSURANCE COMPANY
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                       2929 ALLEN PARKWAY VENTURE, L.P.
                    AIG FIXED ANNUITY MARKETING GROUP, INC.
                         AMERICAN ATHLETIC CLUB, INC.
                 AMERICAN GENERAL ANNUITY SERVICE CORPORATION
                    AMERICAN GENERAL ASSIGNMENT CORPORATION
              AMERICAN GENERAL ASSIGNMENT CORPORATION OF NEW YORK
                 AMERICAN GENERAL BANCASSURANCE SERVICES, INC.
                         AMERICAN GENERAL CORPORATION
                      AMERICAN GENERAL DISTRIBUTORS, INC.
                     AMERICAN GENERAL FINANCE CORPORATION
                        AMERICAN GENERAL FINANCE, INC.
                   AMERICAN GENERAL FINANCIAL SERVICES, INC.
                    AMERICAN GENERAL GATEWAY SERVICES, LLC
               AMERICAN GENERAL INTERNATIONAL INVESTMENTS, INC.
                     AMERICAN GENERAL LIFE COMPANIES, LLC
                AMERICAN GENERAL REALTY INVESTMENT CORPORATION
                           KNICKERBOCKER CORPORATION
                             PAVILIONS CORPORATION
                        VALIC FINANCIAL ADVISORS, INC.
                       VALIC RETIREMENT SERVICES COMPANY
                              VALIC TRUST COMPANY
                    AIG GLOBAL REAL ESTATE INVESTMENT CORP.
         AIG RETIREMENT SERVICES, INC. (FORMERLY AIG SUNAMERICA INC.)
                      AMERICAN GENERAL INDEMNITY COMPANY
              AMERICAN GENERAL INVESTMENT ADVISORY SERVICES, INC.
            AMERICAN GENERAL PROPERTY INSURANCE COMPANY OF FLORIDA
  AIG SUNAMERICA ASSET MANAGEMENT CORP. (FORMERLY SUNAMERICA ASSET MANAGEMENT
                                    CORP.)
                         SUNAMERICA INVESTMENTS, INC.
                       SUNAMERICA LIFE INSURANCE COMPANY
                           AUDUBON INDEMNITY COMPANY
                           AUDUBON INSURANCE COMPANY
              NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA
                          AGC LIFE INSURANCE COMPANY
          THE HARTFORD STEAM BOILER INSPECTION AND INSURANCE COMPANY
                     AIG SYSTEMS SOLUTIONS PRIVATE LIMITED
                   AMERICAN GENERAL SECURITIES INCORPORATED
                 AMERICAN GENERAL EQUITY SERVICES CORPORATION
                       AIG CENTENNIAL INSURANCE COMPANY
                        AIG INDEMNITY INSURANCE COMPANY
                        AIG PREFERRED INSURANCE COMPANY
                         AIG PREMIER INSURANCE COMPANY
                      BAYSIDE CASUALTY INSURANCE COMPANY
                   AIG LIFE INSURANCE COMPANY OF PUERTO RICO
                           AGLA SERVICES COMPANY LLC
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                                      and
                      AMERICAN INTERNATIONAL GROUP, INC.

The Agreement is amended by adding to the parties set forth that are collectively called the "Companies", "The United States Life Insurance Company in the City of New York ".

   IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed, by their duly authorized representatives this 1st day of September, 2003.

AMERICAN HOME ASSURANCE COMPANY       By:
                                           ------------------------------------

AMERICAN INTERNATIONAL LIFE
ASSURANCE COMPANY OF NEW YORK         By:
                                           ------------------------------------

AIG RISK MANAGEMENT, INC.             By:
                                           ------------------------------------

BIRMINGHAM FIRE INSURANCE COMPANY
OF PENNSYLVANIA                       By:
                                           ------------------------------------

COMMERCE AND INDUSTRY INSURANCE
COMPANY                               By:
                                           ------------------------------------

DELAWARE AMERICAN LIFE INSURANCE
COMPANY                               By:
                                           ------------------------------------

AIG LIFE INSURANCE COMPANY            By:
                                           ------------------------------------

NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA             By:
                                           ------------------------------------

THE INSURANCE COMPANY OF THE STATE
OF PENNSYLVANIA                       By:
                                           ------------------------------------

PACIFIC UNION ASSURANCE COMPANY       By:
                                           ------------------------------------

AIU NORTH AMERICA, INC.               By:
                                           ------------------------------------

AIU INSURANCE COMPANY                 By:
                                           ------------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY                               By:
                                           ------------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF CALIFORNIA, INC.           By:
                                           ------------------------------------

AIG HAWAII INSURANCE COMPANY INC.     By:
                                           ------------------------------------

AMERICAN INTERNATIONAL SPECIALTY
LINES INSURANCE COMPANY               By:
                                           ------------------------------------

AMERICAN INTERNATIONAL SURPLUS
LINES AGENCY, INC.                    By:
                                           ------------------------------------

NORTH AMERICAN MANAGERS, INC.         By:
                                           ------------------------------------

AMERICAN LIFE INSURANCE COMPANY       By:
                                           ------------------------------------

AIG NATIONAL INSURANCE COMPANY,
INC.                                  By:
                                           ------------------------------------

AIG CLAIM SERVICES, INC.              By:
                                           ------------------------------------

AIG GLOBAL TRADE & POLITICAL RISK
INSURANCE COMPANY                     By:
                                           ------------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF NEW JERSEY                 By:
                                           ------------------------------------

AIG EQUITY SALES CORP.                By:
                                           ------------------------------------

AMERICAN PACIFIC INSURANCE
COMPANY, INC.                         By:
                                           ------------------------------------

A.I. CREDIT CORP.                     By:
                                           ------------------------------------

LEXINGTON INSURANCE COMPANY           By:
                                           ------------------------------------

LANDMARK INSURANCE COMPANY            By:
                                           ------------------------------------

NEW HAMPSHIRE INDEMNITY COMPANY,
INC.                                  By:
                                           ------------------------------------

AIG ANNUITY INSURANCE COMPANY         By:
                                           ------------------------------------

THE VARIABLE ANNUITY LIFE
INSURANCE COMPANY                     By:
                                           ------------------------------------

FIRST SUNAMERICA LIFE INSURANCE
COMPANY                               By:
                                           ------------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF DELAWARE                   By:
                                           ------------------------------------

MINNESOTA INSURANCE COMPANY           By:
                                           ------------------------------------

STARR EXCESS LIABILITY INSURANCE
COMPANY, LTD.                         By:
                                           ------------------------------------

AMERICAN GENERAL ASSURANCE COMPANY    By:
                                           ------------------------------------

AMERICAN GENERAL LIFE INSURANCE
COMPANY                               By:
                                           ------------------------------------

AMERICAN GENERAL LIFE AND ACCIDENT
INSURANCE COMPANY                     By:
                                           ------------------------------------

AMERICAN GENERAL PROPERTY
INSURANCE COMPANY                     By:
                                           ------------------------------------

MERIT LIFE INSURANCE CO.              By:
                                           ------------------------------------

USLIFE CREDIT LIFE INSURANCE
COMPANY OF ARIZONA                    By:
                                           ------------------------------------

YOSEMITE INSURANCE COMPANY            By:
                                           ------------------------------------

SUNAMERICA FINANCIAL, A DIVISION
OF SUNAMERICA LIFE INSURANCE
COMPANY                               By:
                                           ------------------------------------

AIG SUNAMERICA LIFE ASSURANCE
COMPANY                               By:
                                           ------------------------------------

2929 ALLEN PARKWAY VENTURE, L.P.      By:
                                           ------------------------------------

AIG FIXED ANNUITY MARKETING GROUP,
INC                                   By:
                                           ------------------------------------

AMERICAN ATHLETIC CLUB, INC.          By:
                                           ------------------------------------

AMERICAN GENERAL ANNUITY SERVICE
CORPORATION                           By:
                                           ------------------------------------

AMERICAN GENERAL ASSIGNMENT
CORPORATION                           By:
                                           ------------------------------------

AMERICAN GENERAL ASSIGNMENT
CORPORATION OF NEW YORK               By:
                                           ------------------------------------

AMERICAN GENERAL BANCASSURANCE
SERVICES, INC.                        By:
                                           ------------------------------------

AMERICAN GENERAL CORPORATION          By:
                                           ------------------------------------

AMERICAN GENERAL DISTRIBUTORS, INC.   By:
                                           ------------------------------------

AMERICAN GENERAL FINANCE
CORPORATION                           By:
                                           ------------------------------------

AMERICAN GENERAL FINANCE, INC.        By:
                                           ------------------------------------

AMERICAN GENERAL FINANCIAL
SERVICES, INC.                        By:
                                           ------------------------------------

AMERICAN GENERAL GATEWAY SERVICES,
L.L.C.                                By:
                                           ------------------------------------

AMERICAN GENERAL INTERNATIONAL
INVESTMENTS, INC.                     By:
                                           ------------------------------------

AMERICAN GENERAL LIFE COMPANIES,
LLC                                   By:
                                           ------------------------------------

AMERICAN GENERAL REALTY INVESTMENT
CORPORATION                           By:
                                           ------------------------------------

KNICKERBOCKER CORPORATION             By:
                                           ------------------------------------

PAVILIONS CORPORATION                 By:
                                           ------------------------------------

VALIC FINANCIAL ADVISORS, INC.        By:
                                           ------------------------------------

VALIC RETIREMENT SERVICES COMPANY     By:
                                           ------------------------------------

VALIC TRUST COMPANY                   By:
                                           ------------------------------------

AIG GLOBAL REAL ESTATE INVESTMENT
CORP.                                 By:
                                           ------------------------------------

AIG RETIREMENT SERVICES, INC.         By:
                                           ------------------------------------

AMERICAN GENERAL INDEMNITY COMPANY    By:
                                           ------------------------------------

AMERICAN GENERAL INVESTMENT
ADVISORY SERVICES, INC.               By:
                                           ------------------------------------

AMERICAN GENERAL PROPERTY
INSURANCE COMPANY OF FLORIDA          By:
                                           ------------------------------------

AIG SUNAMERICA ASSET MANAGEMENT
CORP.                                 By:
                                           ------------------------------------

SUNAMERICA INVESTMENTS, INC.          By:
                                           ------------------------------------

SUNAMERICA LIFE INSURANCE COMPANY     By:
                                           ------------------------------------

AUDUBON INDEMNITY COMPANY             By:
                                           ------------------------------------

AUDUBON INSURANCE COMPANY             By:
                                           ------------------------------------

NATIONAL UNION FIRE INSURANCE
COMPANY OF LOUISIANA                  By:
                                           ------------------------------------

AGC LIFE INSURANCE COMPANY            By:
                                           ------------------------------------

THE HARTFORD STEAM BOILER
INSPECTION AND INSURANCE COMPANY      By:
                                           ------------------------------------

AIG SYSTEMS SOLUTIONS PRIVATE
LIMITED                               By:
                                           ------------------------------------

AMERICAN GENERAL SECURITIES
INCORPORATED                          By:
                                           ------------------------------------

AMERICAN GENERAL EQUITY SERVICES
CORPORATION                           By:
                                           ------------------------------------

AIG CENTENNIAL INSURANCE COMPANY      By:
                                           ------------------------------------

AIG INDEMNITY INSURANCE COMPANY       By:
                                           ------------------------------------

AIG PREFERRED INSURANCE COMPANY       By:
                                           ------------------------------------

AIG PREMIER INSURANCE COMPANY         By:
                                           ------------------------------------

BAYSIDE CASUALTY INSURANCE COMPANY    By:
                                           ------------------------------------

AIG LIFE INSURANCE COMPANY OF
PUERTO RICO                           By:
                                           ------------------------------------

AGLA SERVICES COMPANY LLC             By:
                                           ------------------------------------

THE UNITED STATES LIFE INSURANCE
COMPANY IN THE CITY OF NEW YORK       By:
                                           ------------------------------------

AMERICAN INTERNATIONAL GROUP, INC.    By:
                                           ------------------------------------

                                      By:
                                           ------------------------------------